UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2016 (May 26, 2016)

HealthStream, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-27701	62-1443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 10th Avenue South, Suite 450, Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)

(615) 301- 3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2016, HealthStream, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the HealthStream, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”). The results of the shareholder vote on the 2016 Plan are set forth below under Item 5.07 of this Current Report on Form 8-K.

A description of the 2016 Plan was included as part of “Proposal Four: Approval of the 2016 Omnibus Incentive Plan” in the Company’s Proxy Statement that was filed with the Securities and Exchange Commission on April 14, 2016 (the “Proxy Statement”) and is incorporated herein by reference. Such description is qualified entirely by reference to the text of the 2016 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The final voting results of the proposals submitted to shareholder vote at the Annual Meeting, which proposals were described in more detail in the Proxy Statement, are set forth below.

(1)	Election of four directors in Class I for a term of three years and until their successors are duly elected and qualified:

	FOR	WITHHELD	BROKER NON VOTES
Thompson S. Dent, Jr.	26,680,591	656,762	2,580,803

Dale Polley	27,285,007	52,346	2,580,803

William W. Stead, M.D.	26,680,191	657,162	2,580,803

Deborah Taylor Tate	27,196,012	141,341	2,580,803

In addition to the foregoing directors, the remaining directors not up for re-election at the Annual Meeting continue to serve on the Board of Directors.

(2)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
29,779,576	112,580	26,000	0

(3)	Adoption of a non-binding advisory resolution on the Company’s executive compensation as described in the Proxy Statement (“say-on-pay”):

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
26,652,408	536,196	148,749	2,580,803

(4)	Approval of the HealthStream, Inc. 2016 Omnibus Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
26,773,618	414,947	148,788	2,580,803

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	HealthStream, Inc. 2016 Omnibus Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 31, 2016	HEALTHSTREAM, INC.

	By:	/s/ Gerard M. Hayden, Jr.
Chief Financial Officer